Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO

LIMITED WAIVER AND CONSENT, SEVENTH AMENDMENT TO SENIOR SECURED
CONVERTIBLE NOTE PURCHASE AND GUARANTEE AGREEMENT AND
REAFFIRMATION OF NOTE DOCUMENTS

This AMENDMENT NO. 1 TO LIMITED WAIVER AND CONSENT, SEVENTH AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE PURCHASE AND GUARANTEE AGREEMENT AND REAFFIRMATION OF NOTE DOCUMENTS is dated as of March 25, 2024 (this “Agreement”), and entered into by and among Airspan Networks Holdings Inc. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation (“ANH”), as Issuer (in such capacity, the “Issuer”), each undersigned Subsidiary of the Issuer party to the Note Purchase Agreement (as defined below) as a Guarantor (each such Subsidiary acting in such capacity, collectively, the “Guarantors” and each, a “Guarantor”; and, together with the Issuer, collectively, the “Note Parties” and, each, a “Note Party”), the Holders and DBFIP ANI LLC (“Fortress”), as agent, collateral agent and trustee for the Secured Parties (Fortress in such capacities together with its successors and assigns in such capacities, the “Collateral Agent”), and acknowledged, agreed, and consented to by the Term Loan Agent on the signature pages hereto.

WHEREAS, the Note Parties are parties to (x) the Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of July 30, 2021 (as modified by (i) the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of November 2, 2021, (ii) the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated as of March 29, 2022, (iii) the Limited Consent letter agreement, dated as of March 31, 2022, (iv) the Limited Consent letter agreement, dated as of September 14, 2022, (v) the Second Amendment, Limited Waiver and Consent Under Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated as of November 14, 2022, (vi) the Third Amendment, Limited Waiver and Consent Under Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated as of May 18, 2023, (vii) the Limited Waiver and Consent, Fourth Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of November 14, 2023, (viii) the Limited Waiver and Consent, Fifth Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of December 22, 2023, (ix) the Limited Waiver and Consent, Sixth Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of February 28, 2024, (x) the Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and Guarantee Agreement and Reaffirmation of Note Documents, dated as of March 7, 2024 (the “Seventh Amendment”) and as the same has been further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date (as defined below) (the “Note Purchase Agreement”), among other things, together with the Holders and the Collateral Agent and (y) certain other Note Documents, pursuant to which the Note Parties have provided guarantees and collateral security in respect of the Obligations;

WHEREAS, the Note Parties have requested that the Holders party to the Seventh Amendment thereto amend the Seventh Amendment and the Holders party hereto, which constitute as such Holders and the Required Holders as of the Effective Date (as defined below), have agreed to make certain amendments to the Seventh Amendment, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to such respective terms in the Seventh Amendment or Note Purchase Agreement, as applicable, or, if not defined therein, shall have the meanings ascribed to such respective terms in the applicable Convertible Note(s).

2. Amendment to Seventh Amendment. Subject to the terms and conditions set forth hereof and with effect from and after the Effective Date:

clause (ii) of Section 2.1 of the Seventh Amendment is hereby amended by replacing the words, (ii) each Holder party hereto hereby agrees to forbear, and agrees to instruct the Agent to forbear from exercising any rights or remedies that they may have under the Note Purchase Agreement and the other Note Documents solely as a result of the Specified Events of Default during the period from the Seventh Amendment Effective Date through the earlier of (x) March 24, 2024, and (y) the closing of a Strategic Transaction (“Forbearance”)” with the following:

(ii) each Holder party hereto hereby agrees to forbear, and agrees to instruct the Agent to forbear from exercising any rights or remedies that they may have under the Note Purchase Agreement and the other Note Documents solely as a result of the Specified Events of Default during the period from the Seventh Amendment Effective Date through the earlier of (x) April 7, 2024, and (y) the closing of a Strategic Transaction (“Forbearance”)”.

3. Effectiveness. This Agreement and the amendments described in Section 2 above shall become effective immediately upon the Holders’ party hereto and the Collateral Agent’s satisfaction with each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

(i)	The Collateral Agent (or its counsel) shall have each received the following, each in form and substance satisfactory to the Collateral Agent and the Holders party hereto:

A.	Duly executed counterparts to this Agreement, which shall be duly executed by the by the Issuer, each Guarantor, each Holder party to the Seventh Amendment and the Collateral Agent;

B.	A duly executed copy of Amendment No. 1 to Limited Waiver and Consent, Sixth Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents pursuant to which the lenders party thereto and the agent agree to amend that certain Limited Waiver and Consent, Sixth Amendment and Restatement of Credit Agreement and Reaffirmation of Loan Documents, dated as of March 7, 2024;

(ii)	The representations and warranties contained in Section 4 herein shall be true and correct as of the Effective Date; and

(iii)	Immediately after giving effect to this Agreement and the amendments described in Section 2 above, no Default or Event of Default shall have occurred and be continuing (other than the Specified Events of Default) or would result from the execution, delivery or performance of this Agreement.

4. Representations and Warranties; Ratification of Obligations; Reaffirmation of Guaranty and Note Documents. Each Note Party hereby expressly represents and warrants that, immediately after giving effect to this Agreement and the amendments contemplated hereby, other than with respect to the Specified Events of Default: (i) each of the representations and warranties set forth in Section 3.1 of the Note Purchase Agreement and the other Note Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date, except (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date, (B) in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects, and (C) the Schedules to the Note Purchase Agreement, as updated and delivered to the Collateral Agent prior to the date hereof, do not reflect the sale of Mimosa Networks, Inc. and the transactions previously approved by the Collateral Agent in connection therewith, which Schedules will be updated by the Note Parties in the ordinary course in accordance with the terms of the Note Documents; (ii) no Default or Event of Default has occurred and is continuing (other than the Specified Events of Default); and (iii) no event, change or condition has occurred since the Closing Date that has had or could reasonably be expected to have, a Material Adverse Effect.

5. Reference to and Effect on the Note Purchase Agreement and the Other Note Documents. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any Note Document or of any right, power or remedy of any Secured Party under any Note Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Note Documents. The parties hereto hereby expressly acknowledge and agree that this Agreement is, and shall be deemed to constitute, both a “Note Document” for all purposes of the Note Purchase Agreement and the other Note Documents.

6. Incorporation of Terms. The provisions of Section 9 (Indemnity), Section 12.1 (Notices), Section 12.2 (Governing Law), Section 12.3 (Jury Trial Waiver), Section 12.5 (Appointment of Process Agent; Service of Process); Section 12.6 (Issuer as Agent for Notice for the Guarantors); Section 14.5 (Survival), Section 14.11 (Successors and Assigns), Section 14.9 (Amendments), Section 14.16 (Counterparts), Section 14.28 (Interpretative Provisions) and Section 14.29 (Electronic Execution of Documents) of the Note Purchase Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

[Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI LLC,
as Collateral Agent and Term Loan Agent

By:	/s/ Paul Lyons
Name:	Paul Lyons
Title:	Chief Financial Officer

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and made effective as of the date first written above:

HOLDERS:

FIP UST LP, as a Holder
By: FIP FUND I GP LLC, its general partner

By:	/s/ Paul Lyons
Name:	Paul Lyons
Title:	Chief Financial Officer

FLF II Holdings Finance L.P., as a Holder
By: FLF II Holdings Finance CM LLC, as Servicer
By: Fortress Lending II Holdings L.P., its Sole Member
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS LENDING II HOLDINGS L.P., as a Holder
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]

FLF I Holdings Finance L.P., as a Holder
By: FLF I Holdings Finance CM LLC, as Servicer
By: Fortress Lending I Holdings L.P., its Sole Member
By: Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

DBDB FUNDING LLC, as a Holder

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

Fortress Lending Fund II MA-CRPTF LP, as a Holder
By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and made effective as of the date first written above:

NOTE PARTIES:

AIRSPAN NETWORKS HOLDINGS INC. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation, as Issuer

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]

AIRSPAN NETWORKS INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]

AIRSPAN COMMUNICATIONS LIMITED,
a company incorporated and registered in England and Wales, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD.
an Israel corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

Airspan Japan KK,
a Japanese corporation, as a Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Amendment No. 1 to Limited Waiver and Consent, Seventh Amendment to Senior Secured Convertible Note Purchase and
Guarantee Agreement and Reaffirmation of Note Documents]